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                                                                   Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-42398, 333-42400, 333-42402, 333-42404,
333-62744) of Manufacturers' Services Limited of our report dated February 1, 2002, except for Note 1 and Note 22, as to which the date is March 27, 2002, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 28, 2002